UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2019

COSMOS GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55793	22-3617931
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Rooms 1705-6, 17th Floor, Tai Yau Building,

No. 181 Johnston Road

Wanchai, Hong Kong

(Address of principal executive offices (zip code))

+852 3643 1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	COSG	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 8.01 Other Events.

On June 6, 2019, COSG, on the one hand, and So Wing Lok (Jonathan) (“SWL”), and Hong Kong Healthtech Limited, a limited company organized under the laws of Hong Kong (“HKHL”), on the other hand, entered into a nonbinding Memorandum of Understanding (“MOU”) relating to a potential strategic partnership or cooperation to enable COSG to enter into the business of developing and delivering educational content (the “Business”). Pursuant to the terms of the MOU, COSG will acquire approximately 51% of the issued and outstanding securities of HKHL and or other entities affiliated with SWL that are engaged in the same business in a share exchange transaction of up to 6,232,950 shares of common stock of COSG, representing approximately twenty-nine percent (29%) of the issued and outstanding common stock of COSG (the “Consideration Shares”). If HKHL fails to meet certain performance milestones, SWL, HKHL and all recipients of the Consideration Shares shall return a portion of the Consideration Shares, the number of which will be calculated by the shortfall of the net profit and the twenty-day volume weighted average closing bid or closing price of the Consideration Shares.

In connection with such strategic partnership or cooperation, SWL and his affiliates will license to us all intellectual property held by him or them relating to the Business. SWL and certain key employees or consultants shall enter into employment or consulting agreements on mutually acceptable terms, which terms shall include non-competition and non-solicitation agreements.

The parties anticipate that additional terms of such strategic partnership or cooperation will be further enumerated in one or more definitive agreements.

The foregoing description of the MOU is qualified in its entirety by reference to the MOU which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Memorandum of Understanding Between Cosmos Group Holdings, Inc., on the one hand, and So Wing Lok (Jonathan) (“SWL”), and Hong Kong Healthtech Limited, a limited company organized under the laws of Hong Kong (“HKHL”), on the other hand, dated June 6, 2019

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COSMOS GROUP HOLDINGS, INC..

Date: June 6, 2019		/s/ Miky Y.C. Wan
	By:	Miky Y.C. Wan, Interim Interim Chief Executive Officer, Interim Chief Financial Officer and President

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